UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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STRATEGIC PARTNERS MUTUAL FUNDS, INC.
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STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Small Cap Growth Opportunity Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

APRIL 15, 2005

TO THE SHAREHOLDERS:

On November 16, 2004, at a regular meeting of the Board of Directors of Strategic Partners Mutual Funds, Inc. (the Company), the Directors approved a new subadvisory agreement for the Fund's Strategic Partners Small Cap Growth Opportunity Fund (formerly, ASAF PBHG Small Cap Growth Fund) (the Fund). The parties to the subadvisory agreement are American Skandia Investment Services, Inc. and Prudential Investments LLC (the Company's investment managers), and Deutsche Asset Management, Inc. (the new subadviser of the Fund). This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. American Skandia Investment Services, Inc. and Prudential Investments LLC will continue as your Fund's investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

DEBORAH A. DOCS
Assistant Secretary

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Small Cap Growth Opportunity Fund

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 225-1852

INFORMATION STATEMENT

APRIL 15, 2005

This information statement is being furnished to shareholders investing in the Strategic Partners Small Cap Growth Opportunity Fund (the Fund), which is a series of the Strategic Partners Mutual Funds, Inc. (the Company), in lieu of a proxy statement, pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Company's manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

The Company is an investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Company's directors are referred to herein as the "Board," "Board Members" or "Directors." The Company's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Company consists of multiple separate investment series including the Fund.

We are providing shareholders investing in the Fund as of January 25, 2005 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated as of January 10, 2005 between American Skandia Investment Services, Inc. (ASISI) and Prudential Investments LLC (PI) (collectively, the Co-Managers) and Deutsche Asset Management, Inc. (DAMI) with respect to the Fund, a copy of which is attached hereto as Exhibit A. DAMI replaced State Street Research and Management Company (State Street), which had served as the Fund's subadviser. The subadvisory agreement between the Co-Managers and State Street terminated effective at the close of business on January 25, 2005, at which time DAMI assumed responsibility for managing the Fund's assets. The previous subadvisory agreement between the Co-Managers and State Street was last approved by the Directors, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on April 30, 2004.

The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about April 15, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Managers

ASISI, One Corporate Drive, Shelton, Connecticut 06484 and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Company's co-managers under a management agreement dated as of May 1, 2003. ASISI and PI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $88.4 billion. Information concerning the Company's current management arrangements can be found in Exhibit B. Information concerning officers of the Company is set forth in Exhibit C.

Shareholder Reports

The Fund's most recent annual report for the fiscal year ended October 31, 2004 has been sent to shareholders. The Fund's most recent annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of any class of the Fund is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENT

On November 16, 2004, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the recommendation by the Co-Managers of DAMI to replace State Street as the Fund's subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between the Co-Managers and State Street. The Directors decided to appoint DAMI as the Fund's new subadviser after the Co-Managers informed the Board that they no longer wished to retain State Street to provide investment advisory services to the Fund and notified State Street of their intention to terminate the subadvisory agreement for business reasons, as described below.

The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with State Street, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. DAMI renders investment advice to the Fund in accordance with the investment objective and policies of the Fund as established by the Board and also makes investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of the Co-Managers. The Co-Managers, not the Fund, pay an advisory fee to DAMI. Therefore, the change in subadviser does not mean any change in advisory fees paid by the Fund.

Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, the Co-Managers may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreement

At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered whether the approval of the Subadvisory Agreement was in the best interests of the Fund and its investors. Before approving the new

Subadvisory Agreement, the Directors reviewed performance, compliance and organizational materials regarding DAMI and received formal presentations from the Co-Managers at their November 16, 2004 meeting. Representatives of DAMI participated in the discussions with the Directors at the meeting.

In making the determination to replace State Street with DAMI, the Directors, including the independent Directors advised by independent legal counsel, considered the following information:

•  Nature, quality and extent of services to be provided. The Board received and considered information regarding the nature and extent of services provided to the Fund by State Street under the current subadvisory agreements and those that would be provided to the Fund by DAMI under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that State Street and DAMI were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also received and considered information regarding the nature and extent of services currently being provided by DAMI to other JennisonDryden or Strategic Partners mutual funds under existing subadvisory agreements and those that would be provided to the Fund by DAMI under the new subadvisory agreement. The Board noted that the nature and extent of services under all of the agreements were generally similar in that DAMI was required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

  With respect to the quality of services, the Board considered, among other things, the background and experience of DAMI's senior management and the expertise of, and amount of attention expected to be given to the Fund by DAMI's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to DAMI's organizational structure, senior management, investment operations, and other relevant information pertaining to DAMI. The Board noted that it received favorable compliance reports from the Fund's Chief Compliance Officer (CCO) as to DAMI, summarizing his level of comfort from a compliance perspective with respect to the Manager's recommendation to hire DAMI.

  The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by DAMI and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by DAMI under the new subadvisory agreement should equal or exceed the quality of similar services provided by State Street under the existing subadvisory agreement.

•  Investment performance of the Fund and DAMI. The Board received and considered information about the Fund's historical performance. In particular, the Board considered comparative performance information of the Fund to that of Strategic Partners Small Cap Growth Fund (Small Cap Growth), another series of Strategic Partners Mutual Funds, Inc., in connection with the proposed reorganization of the Fund into Small Cap Growth. It was noted that DAMI is the subadviser of Small Cap Growth.

  This performance data reflected that Small Cap Growth outperformed the Fund by 1685 basis points, on a one-year basis. This data also reflected that the Morningstar Rating of Small Cap Growth was three stars, but that the rating of the Fund was one star, and that performance as of September 30, 2004 for the past three months, one, three, and five years, was –13.14%, –8.17%, –1.87%, and –7.38%, respectively, while the performance of Small Cap Growth as of September 30, 2004 for the past three months, one, and three years was –7.73%, 8.68%, 5.89%.

•  Investment Subadvisory Fee Rates. The Board considered the proposed subadvisory fee rate payable by the Co-Managers to DAMI under the proposed new subadvisory agreement. The Board noted, however, that any change in the investment subadvisory fee rate payable to DAMI would not impact Fund shareholders directly because those fees are payable by the Co-Managers and there was no change to the investment advisory fee rate payable by the Fund to the Co-Managers. As a result of the above considerations, the Board concluded that DAMI's proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

•  DAMI's Profitability. Because the engagement of DAMI is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, this factor was not considered by the Board. The Board noted that the Co-Managers pay the subadvisory fees, and therefore a change in the subadvisory fee will not change the fee paid by the Fund. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rate retained by the Co-Managers.

•  Economies of Scale. The Board considered information about the potential of both the Co-Managers and DAMI to experience economies of scale as the Fund grows in size.

  The Board noted that the Co-Managers' advisory fee rate and DAMI's proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the subadvisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among the Co-Managers, DAMI and Fund shareholders as the Fund grows.

•  Other Benefits to DAMI or its affiliates from serving as subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by DAMI and its affiliates as a result of DAMI's relationship with the Fund. The Board concluded that any potential benefits to be derived by DAMI included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of DAMI.

Information Concerning DAMI

DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since l953. As of December 31, 2004, DAMI managed approximately $37.9 billion in assets. The address of DAMI is 345 Park Avenue, New York, New York 10154.

Exhibit D contains information about the other mutual funds managed by DAMI with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of DAMI.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, DAMI is compensated by the Co-Managers (and not the Fund) at an annual rate of 0.35% of the average daily net assets of the Fund not in excess of $100 million in assets; plus 0.30% of the portion over $100 million but not in excess of $300 million; plus 0.25% of the portion over $300 million but not in excess of $500 million; and plus 0.20% of the portion in excess of $500 million (the assets of the Fund are aggregated with the assets of other mutual funds managed by the Co-Managers for which DAMI serves as subadviser for purposes of calculating the fee). Under the previous subadvisory agreement, State Street was compensated by the Co-Managers (and not the Fund) at an annual rate of 0.50% of the average daily net assets of the Fund for the first $350 million of assets; and 0.45% over $350 million (the assets of the Fund are aggregated with the assets of other mutual funds managed by the Co-Managers for which State Street serves as subadviser for purposes of calculating the fee).

The Subadvisory Agreement provides that, subject to Co-Managers' and the Board of Directors' supervision, DAMI is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, DAMI will provide the Co-Managers with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Company's management agreement with the Co-Managers, and (3) the Subadvisory Agreement may be terminated at any time by DAMI or the Co-Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, DAMI will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

For the fiscal year ended October 31, 2004, State Street received $230,055 for advising the Fund.

Shareholder Proposals

As a Maryland corporation, the Company is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Company's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Company must be received by the Company a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Comapny's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Assistant Secretary

Dated: April 15, 2005

EXHIBIT A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Small Cap Growth Opportunity Fund

Subadvisory Agreement

Agreement made as of this 10th day of January, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Deutsche Asset Management, Inc. (DAMI or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Strategic Partners Mutual Funds, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with this Agreement.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit, consistent with its internal policies and procedures, any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall timely furnish to the Manager all information relating to the Subadviser's services hereunder reasonably required by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof, in each case as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the

Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 280 Park Avenue, New York, NY 10017.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof in advance of public distribution. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

DEUTSCHE ASSET MANAGEMENT, INC.

BY:  /S/  JOHN D. LAMB

Name:  John D. Lamb

Title:  Director and Assistant Secretary

Schedule A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Small Cap Growth Opportunity Fund

As compensation for services provided by DAMI, Prudential Investments LLC will pay DAMI a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Strategic Partners Small Cap Growth Opportunity Fund	0.35% of the portion of the combined average daily net assets not in excess of $100 million;
plus 0.30% of the portion over $100 million but not in excess of $300 million;
plus 0.25% of the portion over $300 million but not in excess of $500 million;
plus 0.20% of the portion in excess of $500 million.

Dated as of January 10, 2005.

EXHIBIT B

MANAGEMENT OF THE COMPANY

The Managers

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Company's Co-Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Directors of the Company, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 25, 2004. The Management Agreement was approved by shareholders on April 3, 2003.

Terms of the Management Agreement

Pursuant to the Management Agreement, ASISI and PI are subject to the supervision of the Directors and, in conformity with the stated policies of the Company, manage both the investment operations of the Company, and the composition of the Company's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Company. The Co-Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

The Co-Managers review the performance of all subadvisers engaged for the Company, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, the Co-Managers are obligated to keep certain books and records of the Company. The Co-Managers also administer the Company's business affairs and, in connection therewith, furnish the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by PFPC Trust Company and JP Morgan Chase Bank (the Company's custodians), and Prudential Mutual Fund Services LLC (PMFS), the Company's transfer and dividend disbursing agent. The management services of the Co-Managers for the Company are not exclusive under the terms of the Management Agreement and the Co-Managers are free to, and do, render management services to others.

The Co-Managers have authorized any of their directors, officers and employees who have been elected as Directors or officers of the Company to serve in the capacities in which they have been elected. All services furnished by the Co-Managers under the Management Agreement may be furnished by any such directors, officers or employees of the Co-Managers.

In connection with its management of the business affairs of the Company, the Co-Managers bear the following expenses:

(a)  the salaries and expenses of all of its and the Company's personnel, except the fees and expenses of Directors who are not affiliated persons of the Co-Managers or the Company's subadvisers;

(b)  all expenses incurred by the Co-Managers or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Co-Managers and each subadviser.

For their services, the Co-Managers are compensated by the Company at the rate of 1.00% of the Company's average daily net assets.

Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Co-Managers, (b) the fees and expenses of Directors who are not affiliated persons of the Co-Managers or the Company's subadvisers, (c) the fees and certain expenses of the Company's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Co-Managers in connection with their obligation of maintaining required records of the Company and of pricing Company shares, (d) the charges and expenses of the Company's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of share certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and qualifying the Company's shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.

The Management Agreement provides that the Co-Managers will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Company, by vote of a majority of the Company's outstanding voting securities (as defined in the Investment Company Act) or by the Co-Managers, upon not more than 60 days' nor less than 30 days' written notice to the affected party.

Information About ASISI and PI

ASISI and PI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Company:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI acts as manager of American Skandia Trust, in addition to the Company.

ASISI and PI's Directors and Officers

The business and other connections of ASISI's and PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with ASISI and PI	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

William V. Healey	Chief Legal Officer and Secretary	Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc., Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

David R. Odenath, Jr.	Executive Vice President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Name	Position with ASISI and PI	Principal Occupations
Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Distributor and Transfer Agent

American Skandia Marketing, Incorporated (ASM), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investment Management Service LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, act as the distributors of the shares of the Company under a distribution agreement with the Company. Each Distributor is a subsidiary of Prudential. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributors with respect to Class A, Class B, Class C and Class X shares. For the fiscal year ended October 31, 2004, PIMS received distribution and servicing fees from the Fund as follows: $3,368 for Class A Shares, $1,171 for Class B shares, $201,322 for Class C shares, $125,376 for Class X shares, $124,142 for Class L shares and $507,430 for Class M shares.

For the fiscal year ended October 31, 2004, the Company's transfer agent for the period prior to April 12, 2004 was American Skandia Fund Services, Inc. (ASFSI), One Corporate Drive, Shelton, CT 06484. ASFSI received $29,900 for its services in connection with the Company during the fiscal year ended October 31, 2004. Beginning April 12, 2004, the Company's transfer agent was Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PMFS received $184,100 for its services in connection with the Company during the fiscal year ended October 31, 2004.

Brokerage

During the fiscal year ended October 31, 2004, the Company paid no commissions to any affiliated broker dealers.

EXHIBIT C

OFFICER INFORMATION

Name (Age)	Office(s) With the Company	Principal Occupations
Lee D. Augsburger (45)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Judy A. Rice (57)	President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (58)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since February 1996) of PI; President (since April 1999) of PIMS; Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

C-1

Name (Age)	Office(s) With the Company	Principal Occupations
William V. Healey (51)	Chief Legal Officer and Secretary	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of PI; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001): Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002): Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Grace C. Torres (45)	Treasurer and Principal Financial Accounting Officer	Senior Vice President (since February 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-February 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (47)	Assistant Secretary	Vice President and Corporate Counsel (since February 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

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  EXHIBIT D

OTHER FUNDS MANAGED BY DAMI

The following table sets forth information relating to the other registered investment company portfolios for which DAMI acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.

Fund	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 12/31/04
Skandia US Small Cap Growth Insurance Trust	35% of the portion of the combined average daily net assets not in excess of $100mm, .30% over $100mm, but not in excess of $300mm; plus .25% of the portion over $300mm but not in excess of $500mm; plus .20% of the portion in excess of $500mm.	$342,876,791
Skandia US Small Cp Growth Mutual Fund	same as above	$ 48,076,780

MANAGEMENT OF DAMI

The table below lists the name, address, position with DAMI and principal occupation during the past five years for the principal executive officers and directors of DAMI.

Name and Address*	Position with DAMI and Principal Occupation
Kevin Parker Member of Group Executive Committee Global Head of Deutsche Asset Management	Kevin is a Member of the Group Executive Committee and the Global Head of Deutsche Asset Management. Based in New York, he reports to Josef Ackermann, Chairman of the Group Executive Committee and Spokesman of the Vorstand. Prior to his current role, Kevin served as the Global Head of Equities and the Global Head of Equity Derivatives. Kevin joined Deutsche Bank from Morgan Stanley & Co. in June of 1997 where he was Managing Director and Chief Information Officer, a position he held since 1993. From 1988 to 1993 he was based in Tokyo and served as Head of Asian Equity Derivatives for Morgan Stanley. Kevin earned a BS in Management and Finance from New York University in 1981.

Name and Address*	Position with DAMI and Principal Occupation
Oliver Behrens Global Head of Structured Products	Oliver Behrens is Managing Director (Head of Institutional Business Germany / Global Head of Structured Products) and Spokesman of the Board of Managing Directors of Deutsche Asset Management Investmentgesellschaft mbH and CEO of DWS Investment S.A., Luxemburg. Oliver joined DWS in 1992 and worked in the Equity Fund Management team as Investment Fund Manager until 1996. From 1996-1998, he was Managing Director of DB Fund Management Ltd. in Singapore. Since 1998, Oliver has been the CEO of DWS Investment S. A., previously DBIM, as well as Regional Head of Benelux. In January 2003, Oliver became a member of the Board of Managing Directors and Co-spokesman of the Board of Managing Directors of Deutsche Asset Management Investmentgesellschaft mbH in Frankfurt. In April 2004 he became Managing Director and Spokesman of the Board of Managing Directors of Deutsche Asset Management Investmentgesellschaft mbH in Frankfurt.
Oliver obtained an MBA from the University of Tübingen in 1992.

Axel Benkner Global Head of Retail and Head of Europe (ex-UK)	Axel is the Global Head of Retail and Head of Europe (ex-UK) for Deutsche Asset Management. In January 2003 Axel became the Spokesman of the Board of Managing Directors of DWS Investment GmbH and CEO of Asset Management Germany of Deutsche Bank Group. He is also the Spokesman of BVI – the German Investment Management Association – the highest ranking representative of the Investment branch in Germany. From 2000 to 2002 he was the Global Head of Fixed Income for Deutsche Asset Management. From 1990 to 2002 Axel was a Managing Director of DWS Investment GmbH, responsible for the Fixed Income Business and the Portfolio Analysis Group. In 1984 he became Head of the International Bond Department. He joined the DWS Group in 1980 as Fund Manager of the INTER-RENTA. From 1979 through 1980, Axel was Assistant to the Professor for Monetary Economics at the University of Giessen.
Axel graduated from the University of Giessen in Germany, where he received a Master of Economic Sciences in 1979 and an MBA in 1980.

Name and Address*	Position with DAMI and Principal Occupation
Paul Berriman Head of UK	Based in London, Paul was appointed CEO of Deutsche Asset Management UK in early 2002. Paul began his career at Morgan Grenfell Asset Management in 1988. He was involved in the development of MGAM's Investment Policy Committee which is charged with determining key investment themes and setting asset allocation targets for all portfolios. From 1992 onwards he has held a number of senior appointments within Fixed Income, including the management of the UK Fixed Income team, and more recently global responsibility for all institutional fixed income teams.
Paul obtained an MA in history from Oxford University in 1988.

Janet Campagna Global Head of Advanced Research & Quantitative Strategies (ARQS)	Janet is the Global Head of Advanced Research and Quantitative Strategies, responsible for portfolio management across a range of multi-asset class and quantitatively based strategies including: asset allocation/balanced fund management, tax-advantaged strategies, GrOWE, global quantitative equities, currency overlay, Tax Advantaged Dividend Fund, portable alpha structured products and the Portfolio Analytics Team: New York. Janet joined Deutsche Bank in 1999 to lead the New York Global Asset Allocation team – being named Global Head of Asset Allocation in 2001 – after 11 years of experience as an investment strategist and manager of the Asset Allocation Strategies Group at Barclays Global Investors and as Global Asset Allocation Research Director at First Quadrant Corp.
Janet has a BS from Northeastern University, an MS from the California Institute of Technology, and a PhD from University of California, Irvine.

Name and Address*	Position with DAMI and Principal Occupation
Choy Peng Wah Head of Asia-Pacific (ex-Japan)	Based in Singapore, Choy Peng Wah has served as the Head of Asia-Pacific (ex-Japan) for Deutsche Asset Management since October 1998. Peng Wah has 20 years of experience in the financial services industry, of which the last 10 have been in the asset management business. Peng Wah started his professional career in 1983 with Citibank NA in Singapore. He went on to work in New York and subsequently Hong Kong with Citibank in various positions, the last of which was Head of Citibank Global Asset Management Hong Kong. Peng Wah initially joined Deutsche Asset Management in 1998 to head the North Asia team based in Hong Kong, and returned to Singapore later that year to head the business in Asia (ex-Japan).
Peng Wah graduated with an MBA from McGill University in Montreal, Canada in 1983.

Mark Cullen Global Chief Operating Officer	Mark is a Managing Director and Global Chief Operating Officer for Deutsche Asset Management, based in New York. Prior to assuming his current responsibilities, Mark was Global COO of Global Equities from 1999-2004. Within the Global Equities Division, Mark was previously Head of Emerging Markets, responsible for the Equities businesses in Emerging Europe, Latin America, South Africa, Asia (ex-Japan), and Australia. Before relocating to New York, Mark was the Head of Equities for Asia/Australia, based in Hong Kong and, previously, Head of Australian Equities, based in Sydney. Prior to Bain & Company's acquisition by Deutsche Bank in 1992, Mark served as Head of Futures and Derivatives.
Mark received a Bachelors degree in Economics, Politics and Education from the University of Monash, Melbourne.

Name and Address*	Position with DAMI and Principal Occupation
Tom Curtis Global Head of Business Development	Tom is a Managing Director and Global Head of Business Development for Deutsche Asset Management, based in New York. Prior to assuming this position, Tom was Head of Americas Corporate Strategy from 2000-2004, responsible for corporate development and strategic initiatives in the Americas region. During 2004, Tom also served as Regional Head of Communications for the Americas. Tom joined Deutsche Bank in 1995 as a member of the New York Legal Department. Before joining Deutsche Bank, he was a senior associate at the international law firm of Cleary, Gottlieb, Steen & Hamilton.
Tom received a Bachelors degree in History from Duke University and a law degree from the Columbia University School of Law.

Ingo Gefeke Global Chief Administration Officer	Ingo is a Managing Director and the Global CAO for Deutsche Asset Management, based in New York. Prior to assuming his current responsibilities, Ingo was the Global COO of Global Transaction Banking from 2001-2003. Between 1999 and 2001, Ingo was the Americas COO for the Global Banking Division, responsible for the integration of the Americas Bankers Trust commercial banking business and loan balance sheet management. Ingo joined Deutsche Bank in 1997 in Japan.
Ingo received a Bachelors degree in Business Administration and Informatics from the University of Hanover (Dipl.-Oec.), and a post-Graduate degree in International Economics, Statistics, and European Law from the University of Constance (Lic.oec.int.).

Peter Harrison Global Chief Investment Officer	Peter is the Global CIO for Deutsche Asset Management. He joined Deutsche Bank in October 2004 with 16 years of experience, previously serving as CIO for Global Equities and Multi Asset at JP Morgan Fleming, Senior Portfolio Manager at Newton Investment Management, and Investment Analyst at Schroders Investment Management.
Peter has a BSc from the University of Bath.

Name and Address*	Position with DAMI and Principal Occupation
Roelfien Kuijpers Global Head of Strategic Planning, Communications & Marketing	Roelfien is a Managing Director and the Global Head of Strategic Planning, Communications & Marketing for Deutsche Asset Management, based in New York. Before assuming this position in September 2004, Roelfien was the Global Head of Strategic Planning, Communications & Marketing for Global Equities. Prior to that she was the Head of European Equities in North America at Deutsche Bank and a Managing Director in the Global Relationship Management group. Prior to joining Deutsche Bank, Roelfien was a Managing Director and Head of European Equities at SG Warburg Inc., where she built the European Equities business from 1991 through 1995. Previously, she was the Head of European Equities Sales at UBS Securities from 1985 through 1991.
Roelfien received a Master's degree in History from Leiden University in The Netherlands.

Charles B. Leitner III Global Head of DB Real Estate	Charles is the Global Head of DB Real Estate. He has 23 years of experience in real estate investment. Charles joined RREEF – the North American component of DB Real Estate – in 1988 and became a Partner in the firm in 1996. He has been directly involved in the acquisition of over $3.5 billion of investment real estate throughout the US. In 2001 he assumed overall responsibility for RREEF's U.S. property acquisition business, which has invested approximately $2.5 billion per year since. He is based in DB Real Estate's New York office. Prior to joining RREEF, Charles was associated with the Teachers Insurance & Annuity Association and General Electric Capital Corporation in real estate finance. He is a member of the Urban Land Institute, National Association of Industrial and Office Parks, and the Real Estate Roundtable.
Charles graduated from the University of Pennsylvania with a BA in Urban Studies/Regional Science.

Name and Address*	Position with DAMI and Principal Occupation
Shaun Mays Head of Australia	Shaun was appointed CEO of Deutsche Asset Management Australia in May 2004. He has over 16 years experience in the fund management industry in both executive management and investment positions in Australia and the United Kingdom. Prior to joining Deutsche Asset Management, Shaun was managing director of Westpac Financial Services. Previously, he was CIO of Commonwealth Financial Services and Managing Director and CIO of Mercury Asset Management. In addition to his traditional asset management expertise, Shaun also has experience in the property and private equity sectors.
Shaun graduated from Leeds University, UK with a BSc (Hons) in Metallurgy, holds a MSc from Queensland University and an MBA from Macquarie University.

Tsukasa Sekizaki President, Deutsche Trust Bank (Japan)	Sekizaki-san is the President of Deutsche Trust Bank Ltd., based in Japan. Prior to assuming this position, he served as the Director & Head of Financial/Corporate Sales Department and Director & Head of Defined Contribution Pension at Fidelity Investments from 1999 to 2003. In 1997 he joined Dresdner Kleinwort Benson Asia Ltd. as a Foreign Fixed Income Sales Manager and Fixed Income and Derivative Sales, Global Markets. In 1993 he joined Lehman Brothers Asia Ltd. as the Head of Foreign Fixed Income Sales. From 1987-1993 he worked at Merrill Lynch Japan Ltd. in Fixed Income Sales. Prior to that he worked at Shin-Estu Chemical Co. Ltd.
Sekizaki-san received a BA in Finance from the University of Washington in 1985.

William N. Shiebler Vice Chairman	Bill Shiebler is the Vice Chairman of Global Co-Head of Retail and Head of the Americas for Deutsche Asset Management. Prior to joining DAMI in 2002, Bill was Senior Managing Director of Putnam Investments and the President and CEO of Putnam Mutual Funds. Before joining Putnam, Bill spent 12 years at Dean Witter Reynolds, most recently as President and COO for the firm's Mutual Fund Management Division, Intercapital.
Bill received a BA from Kean University.

*  The address of each person is Deutsche Asset Management, 375 Park Avenue, New York, New York 10154.

EXHIBIT E

SHAREHOLDER INFORMATION

As of March 18, 2005 the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

As of March 18, 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver, CO 80202	A	73,123/17.59%

Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	A	124,744/30.01%

Wells Fargo Bank NA FBO American Skandia Lifestyle	PO Box 1533 Minneapolis, MN 55480	A	52,052/12.52%

Prudential Trust Company C/F The IRA of Robert D Lane Jr.	7314 Rooses Way Indianapolis, IN 46217	B	2,931/5.36%

Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	C	160,831/12.52%

Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	L	91,746/6.04%

Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	M	174,393/5.09%

Lin (K) and Simple IRA Omnibus Trading Account	194 Wood Ave S Iselin, NJ 08830	X	103,619/11.71%

David E. A. Carson is the only Director of the Fund that owns 368 shares of Class L.

E-1